SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2015

Commission File Number 333-193565

Greenpro Capital Corp.

(Exact name of registrant issuer as specified in its charter)

Nevada	98-1146821
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 2201, 22/F., Malaysia Building,

50 Gloucester Road, Wanchai, Hong Kong

(Address of principal executive offices, including

zip code)

Registrant’s phone number, including area code

(852) 3111 -7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 30, 2015, Greenpro Capital Corp. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on September 30, 2015, the Company closed its acquisition of A&G International Limited ("A&G"), Falcon Secretaries Limited (“FSec”), Ace Corporate Services Limited (“Ace”), Shenzhen Falcon Financial Consulting Limited (“SZFCon”), Yabez (Hong Kong) Company Limited (“Yabez”) and Greenpro Venture Capital Limited (“GPVC”) (these companies collectively known as “targets”). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of A&G, FSec, Ace, SZFCon, Yabez, GPVC and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01	Financial Statements And Exhibits

(a)	Financial Statements of Business Acquired.

The audited financial statements of A&G for the years ended December 31, 2014 and 2013, and the unaudited financial statements of A&G for the nine months ended September 30, 2015 and 2014, are filed herewith as Exhibit 99.1.

The audited financial statements of FSec for the years ended December 31, 2014 and 2013, and the unaudited financial statements of FSec for the nine months ended September 30, 2015 and 2014, are filed herewith as Exhibit 99.2.

The audited financial statements of Ace for the years ended December 31, 2014 and 2013, and the unaudited financial statements of Ace for the nine months ended September 30, 2015 and 2014, are filed herewith as Exhibit 99.3.

The audited financial statements of SZFCon for the years ended December 31, 2014 and 2013, and the unaudited financial statements of SZFCon for the nine months ended September 30, 2015 and 2014, are filed herewith as Exhibit 99.4.

The audited financial statements of Yabez for the years ended December 31, 2014 and 2013, and the unaudited financial statements of Yabez for the nine months ended September 30, 2015 and 2014, are filed herewith as Exhibit 99.5.

The audited financial statements of GPVC for the years ended December 31, 2014 and 2013, and the unaudited financial statements of GPVC for the nine months ended September 30, 2015 and 2014, are filed herewith as Exhibit 99.6.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and targets for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015, are filed herewith as Exhibit 99.7.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of A&G for the years ended December 31, 2014 and 2013, and the unaudited financial statements of A&G for the nine months ended September 30, 2015 and 2014.
99.2	Audited financial statements of FSec for the years ended December 31, 2014 and 2013, and the unaudited financial statements of FSec for the nine months ended September 30, 2015 and 2014.
99.3	Audited financial statements of Ace for the years ended December 31, 2014 and 2013, and the unaudited financial statements of Ace for the nine months ended September 30, 2015 and 2014.
99.4	Audited financial statements of SZFCon for the years ended December 31, 2014 and 2013, and the unaudited financial statements of SZFCon for the nine months ended September 30, 2015 and 2014.
99.5	Audited financial statements of Yabez for the years ended December 31, 2014 and 2013, and the unaudited financial statements of Yabez for the nine months ended September 30, 2015 and 2014.
99.6	Audited financial statements of GPVC for the years ended December 31, 2014 and 2013, and the unaudited financial statements of GPVC for the nine months ended September 30, 2015 and 2014.
99.7	Unaudited pro forma condensed combined financial information of the Company and targets for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.
(Name of Registrant)

Date: November 13, 2015

	By:	/s/ Lee Chong Kuang
	Title:	Chief Executive Officer,
President, Director (Principal Executive Officer)

Date: November 13, 2015

	By:	/s/ Loke Che Chan, Gilbert
	Title:	Chief Financial Officer,
Secretary, Treasurer, Director (Principal Financial Officer, Principal Accounting Officer)